MANAGED PORTFOLIO SERIES

Port Street Quality Growth Fund (the “Fund”)

Institutional Class Shares – PSQGX

Supplement dated August 10, 2015 to:

Statement of Additional Information (“SAI”) dated July 29, 2015

The section entitled, “Portfolio Manager” beginning on page 24 of the Fund’s SAI has changed and therefore the section is deleted and replaced with the following:

Portfolio Managers
As disclosed in the Prospectus, the Fund is managed by portfolio managers of the Adviser and the Sub-Adviser.  Kevin Tanner serves as the portfolio manager from the Sub-Adviser and Douglas Allison, CFA and Graham Pierce are the portfolio managers for the Adviser (each a “Portfolio Manager” and collectively, the “Portfolio Managers”).

The table set forth below provides information regarding other accounts managed by the Portfolio Managers as of March 31, 2015.

Name of Manager	Account Category	# of Accounts	Total Assets of Accounts	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee

Doug Allison	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Graham Pierce	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Kevin Tanner	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	1	$21,623,726	0	$0
	Other Accounts	2,222	$1,622,084,079	0	$0

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another.  Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser and Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts they respectively manage are fairly and equitably allocated.

The Adviser or its affiliates and the Sub-Adviser compensate their respective Portfolio Managers for their management of the Fund.  Each Portfolio Manager receives a base salary.  The base salary is determined by overall experience, expertise, and competitive market rates.  Messrs. Allison and Pierce may receive a performance bonus, which is based on the profitability of the firm and job performance. Whereas the performance of an account may contribute to the overall profitability of the firm, compensation of a Portfolio Manager is not based on the numerical performance of any client account. Portfolio Managers who have an ownership interest in their respective firms also receive a share of the profits from the operations of that firm.  The Portfolio Managers’ compensation package is paid by the Adviser, including its affiliates, or the Sub-Adviser, respectively, and not by any client account.

The following table indicates the dollar range of Fund shares beneficially owned by each Portfolio Manager as of March 31, 2015:

Portfolio Manager	Dollar Range of Shares Beneficially Owned (None, $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 - $500,000; $500,001-$1,000,000; Over $1,000,000)
Kevin Tanner	None
Douglas Allison	$100,001 - $500,000
Graham Pierce	$100,001 - $500,000

Thank you for your investment.
If you have any questions, please call the Fund toll-free at 855-369-6220.

This supplement should be retained with your SAI for future reference.